SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report - July 10, 1998


                             MID PENN BANCORP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                             ----------------------
                  (State or other jurisdiction of incorporation)

                                     0-20141
                             ----------------------
                            (Commission File Number)


                                   25-1666413
                             ----------------------
                      (IRS Employer Identification Number)


                                349 Union Street
                            Millersburg, Pennsylvania
                      ------------------------------------
                    (Address of principal executive offices)


                                      17061
                      ------------------------------------
                                   (Zip Code)


Registrant's telephone number including area code:        (717) 692-2133
                                                      -----------------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     Page 1 of 6 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 5

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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Mid Penn Bancorp, Inc. ("Mid Penn" or the "Registrant") completed the acquisition of Miners Bank of Lykens, a Pennsylvania chartered bank, ("Miners") and the merger of Miners with, into and under the charter of Mid Penn Bank, a wholly-owned subsidiary of the Registrant and a Pennsylvania chartered bank (the "Merger"), which Merger was effected at 7:01 p.m., on Friday, July 10, 1998. The transaction was effected pursuant to the terms and conditions of an Agreement and Plan of Reorganization, dated January 9, 1998, among the Registrant, Mid Penn Bank and Miners (the "Agreement"). The Agreement is attached as
          Exhibit 2.1 (included as Annex A to the Proxy Statement) to the Registrant's Registration Statement No. 333-51485, filed with the
          Commission  on  April  30,  1998,  and  as  amended  by  Pre-Effective
          Amendment No. 1, filed with the Commission on May 7, 1998 (collectively, the "Registration Statement"). All capitalized terms used herein and not defined herein have the meanings ascribed to them in the Agreement.

          Under the terms of the Agreement and pursuant to the Registration Statement, Mid Penn issued 148,250 shares of its common stock, par value $1.00 per share (the "Mid Penn Common Stock") for all of the issued and outstanding shares of Miners. Simultaneously therewith, Miners merged with, into and under the charter of Mid Penn Bank.

          The addition of Miner's approximately $28 million in assets, increases, on a proforma basis, Mid Penn's total assets, deposits and shareholders equity to approximately $262 million, $215 million and $25 million, respectively. With the addition of Miner's main office in Lykens, Pennsylvania, Mid Penn now has ten (10) banking offices in Dauphin, Northumberland, Schuylkill and Cumberland Counties, Pennsylvania.

          The transaction was structured to qualify as a tax free reorganization under the Internal Revenue Code of 1986, as amended, and will be treated as a pooling of interests for financial reporting purposes.

          The description of the transaction set forth herein is qualified in its entirety by reference to the Agreement and the Agreement and Plan of Merger, dated as of January 9, 1998, between Mid Penn Bank and Miners (the "Plan of Merger"), which Agreement and Plan of Merger are attached as Exhibit 2.1 to the Registration Statement.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)      Not Applicable.

          (b)      Not Applicable.

          (c)      Exhibits:

                    99   Press Release, of Registrant,  dated July 10, 1998, re:
                         Registrant's Acquisition of Miners Bank of Lykens.

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MID PENN BANCORP, INC.
                                       (Registrant)

                                       /s/ Alan W. Dakey
Dated: July 10,  1998                  ---------------------------------
                                       Alan W. Dakey, Vice President and
                                        Chief Operating Officer

                                  EXHIBIT INDEX

                                                                 Page Number
                                                                 in Manually
Exhibit                                                        Signed Original


  99     Press Release, of Registrant, dated January 9, 1998,        6
         re: Registrant's Acquisition of Miners Bank of Lykens.

                                   EXHIBIT 99

                                  PRESS RELEASE